This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4
                                FIXED RATE LOANS

TABLE OF CONTENTS

1. Documentation Level
----------------------
2. Credit Score
---------------
3. Range of Combined Original LTV Ratios (%)
--------------------------------------------
4. Documentation Level Greater than 85% LTV
-------------------------------------------

1.   DOCUMENTATION LEVEL

-------------------------------------------------------------------------------------------------------------------------
                                                                    % OF
                                                                   MORGAGE
                                                      AGGREGATE    POOL BY      AVG      WEIGHTED    WEIGHTED
                                            NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    AVERAGE
                                              OF        DATE       CUT-OFF      LOAN       GROSS     COMBINED   WEIGHTED
                                           MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST    ORIGINAL    AVERAGE
DOCUMENTATION LEVEL                         LOANS      BALANCE     BALANCE    BALANCE      RATE        LTV     FICO SCORE
-------------------------------------------------------------------------------------------------------------------------

Full Documentation                           569     74,647,020      64.99     131,190      6.966      75.16      661.7
-------------------------------------------------------------------------------------------------------------------------
Stated Documentation                         359     36,114,558      31.44     100,598      8.059      79.29      664.4
-------------------------------------------------------------------------------------------------------------------------
Limited                                       26      3,356,471       2.92     129,095      6.697      68.07      670.5
-------------------------------------------------------------------------------------------------------------------------
No Ratio                                       3        740,895       0.65     246,965      6.784      73.60      686.3
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957    114,858,943     100.00     120,020      7.301      76.24      663.0
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

2.   CREDIT SCORE

-------------------------------------------------------------------------------------------------------------------------
                                                                    % OF
                                                                   MORGAGE
                                                      AGGREGATE    POOL BY      AVG      WEIGHTED    WEIGHTED
                                            NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    AVERAGE
                                              OF        DATE       CUT-OFF      LOAN       GROSS     COMBINED   WEIGHTED
                                           MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST    ORIGINAL    AVERAGE
CREDIT SCORE                                LOANS      BALANCE     BALANCE    BALANCE      RATE        LTV     FICO SCORE
-------------------------------------------------------------------------------------------------------------------------

501 - 520                                      9      1,122,824       0.98     124,758      8.998      66.83      516.0
-------------------------------------------------------------------------------------------------------------------------
521 - 540                                     24      2,923,486       2.55     121,812      8.711      74.33      528.7
-------------------------------------------------------------------------------------------------------------------------
541 - 560                                     27      2,597,553       2.26      96,206      8.859      71.15      550.0
-------------------------------------------------------------------------------------------------------------------------
561 - 580                                     34      4,081,662       3.55     120,049      8.035      71.99      569.4
-------------------------------------------------------------------------------------------------------------------------
581 - 600                                     65      5,897,067       5.13      90,724      8.200      79.79      593.9
-------------------------------------------------------------------------------------------------------------------------
601 - 620                                    107     10,032,652       8.73      93,763      7.789      78.86      610.7
-------------------------------------------------------------------------------------------------------------------------
621 - 640                                    137     14,030,680      12.22     102,414      7.664      78.64      629.6
-------------------------------------------------------------------------------------------------------------------------
641 - 660                                    153     15,179,386      13.22      99,212      7.547      79.61      650.6
-------------------------------------------------------------------------------------------------------------------------
661 - 680                                    107     15,566,563      13.55     145,482      6.933      74.38      670.2
-------------------------------------------------------------------------------------------------------------------------
681 - 700                                     94     12,825,037      11.17     136,437      7.030      79.21      689.3
-------------------------------------------------------------------------------------------------------------------------
701 - 720                                     64      8,565,142       7.46     133,830      7.153      76.96      710.1
-------------------------------------------------------------------------------------------------------------------------
721 - 740                                     49      8,072,574       7.03     164,746      6.483      73.78      730.1
-------------------------------------------------------------------------------------------------------------------------
741 - 760                                     37      5,567,837       4.85     150,482      6.432      71.82      751.8
-------------------------------------------------------------------------------------------------------------------------
761 - 780                                     34      6,058,234       5.27     178,183      6.208      72.10      768.7
-------------------------------------------------------------------------------------------------------------------------
781 - 800                                     15      2,282,545       1.99     152,170      5.787      64.05      787.8
-------------------------------------------------------------------------------------------------------------------------
801 - 820                                      1         55,700       0.05      55,700      4.750      13.10      802.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957    114,858,943     100.00     120,020      7.301      76.24      663.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 505
Maximum: 802
Weighted Average: 663

                                       Top
                                       ---

3.   RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------
                                                                   % OF
                                                                  MORGAGE
                                                     AGGREGATE    POOL BY      AVG      WEIGHTED    WEIGHTED
                                           NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    AVERAGE
                                             OF        DATE       CUT-OFF      LOAN       GROSS     COMBINED   WEIGHTED
                                          MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST    ORIGINAL    AVERAGE
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)  LOANS      BALANCE     BALANCE    BALANCE      RATE        LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                                  2        108,558       0.09      54,279      5.639      13.60      695.4
-------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                  3        226,217       0.20      75,406      7.286      20.89      650.2
-------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                  7        795,575       0.69     113,654      6.063      27.94      665.1
-------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                  3        234,974       0.20      78,325      6.657      31.65      673.3
-------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                  9      1,140,315       0.99     126,702      7.137      37.90      652.5
-------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                 12      1,802,337       1.57     150,195      6.122      42.08      666.5
-------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                 26      4,168,763       3.63     160,337      6.633      47.16      684.8
-------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                 26      3,823,525       3.33     147,059      6.585      53.04      646.5
-------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                 37      7,286,182       6.34     196,924      6.272      58.20      688.6
-------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                 50      9,118,697       7.94     182,374      6.510      63.09      668.6
-------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                 53      8,472,052       7.38     159,850      6.672      68.35      666.8
-------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                 53      9,828,987       8.56     185,453      6.615      73.59      652.1
-------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                159     26,774,223      23.31     168,391      6.897      79.46      666.0
-------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                 64     11,883,459      10.35     185,679      7.183      84.11      643.4
-------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                 71     10,876,894       9.47     153,196      7.467      89.30      658.4
-------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                 48      5,184,201       4.51     108,004      8.313      94.32      656.5
-------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                               334     13,133,982      11.43      39,323      10.426     99.98      666.4
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957    114,858,943     100.00     120,020      7.301      76.24      663.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 13.10
Maximum: 100.00
Weighted Average: 76.24

                                       Top
                                       ---

4.   DOCUMENTATION LEVEL GREATER THAN 85% LTV

------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                       MORGAGE
                                                        AGGREGATE      POOL BY       AVG      WEIGHTED    WEIGHTED
                                              NUMBER     CUT-OFF      AGGREGATE    MORTGAGE   AVERAGE     AVERAGE
                                                OF        DATE         CUT-OFF       LOAN      GROSS     COMBINED    WEIGHTED
                                             MORTGAGE   PRINCIPAL     PRINCIPAL   PRINCIPAL   INTEREST   ORIGINAL     AVERAGE
DOCUMENTATION LEVEL GREATER THAN 85% LTV      LOANS      BALANCE       BALANCE      BALANCE    RATE        LTV      FICO SCORE
------------------------------------------------------------------------------------------------------------------------------

Full Documentation                              218      17,294,582     59.24       79,333      8.205      93.51       651.6
------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                            223      11,459,099     39.25       51,386      10.003     97.05       677.7
------------------------------------------------------------------------------------------------------------------------------
Limited                                          12         441,396      1.51       36,783      10.683     100.00      637.4
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          453      29,195,078    100.00       64,448      8.948      95.00       661.6
------------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---